FINANCIAL LIABILITIES	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
FINANCIAL LIABILITIES	FINANCIAL LIABILITIES

	As of
US$ MILLIONS	Dec. 31, 2025	Dec. 31, 2024
Current:
Interest rate swaps	$17	$32
Total current financial liabilities	$17	$32

Non-current:
Interest rate swaps	$6	$1
Total non-current financial liabilities	$6	$1
Exchangeable shares, class B shares and class C shares
The BIHC exchangeable and BIHC class B shares were classified as liabilities due to their exchangeable and cash redemption features. Upon issuance, these shares were recognized at their fair value. Subsequent to initial recognition, these shares were recognized at amortized cost and remeasured to reflect changes in the contractual cash flows associated with the shares. These contractual cash flows were based on the price of one unit of the partnership.
On December 24, 2024, our company completed the Arrangement. As a result, (i) holders of the BIHC exchangeable shares, other than Brookfield, received our company’s exchangeable shares in exchange for their BIHC exchangeable shares on a one-for-one basis; (ii) Brookfield transferred their exchangeable shares of BIHC to our company in exchange for class A.2 exchangeable shares on a one-for-one basis. The exchangeable shares, class A.2 exchangeable shares and class C shares, upon consolidation into our company, are classified as liabilities due to their exchangeable and cash redemption features. Upon issuance, these shares were recognized at their fair value. Subsequent to initial recognition, these shares were recognized at amortized cost and remeasured to reflect changes in the contractual cash flows associated with the shares. These contractual cash flows were based on the price of one unit of the partnership.
In September 2023, our company issued approximately 21.1 million exchangeable shares in connection with the acquisition of our global intermodal logistics operation. In addition, our company issued approximately 9 million class C shares to Brookfield Infrastructure to partially finance the acquisition.
In August 2021, the partnership acquired a controlling interest in Inter Pipeline Ltd. (“IPL”) for consideration comprised of cash, exchangeable shares and class B exchangeable limited partnership units (“BIPC Exchangeable LP Units”) of Brookfield Infrastructure Corporation Exchange Limited Partnership (“BIPC Exchange LP”). BIPC Exchange LP is a subsidiary of the partnership and holders of BIPC Exchangeable LP Units have the right to require the partnership to purchase BIPC Exchangeable LP Units and deliver one exchangeable share for each BIPC Exchangeable LP Unit purchased. During the year ended December 31, 2025, our company issued 155,557 exchangeable shares in connection with exchange requests from BIPC Exchange LP unitholders. Upon issuance, the exchangeable shares were recognized at their fair value.
In November 2025, BIPC launched an “at the market” program, whereby it may offer and sell up to $400 million exchangeable shares directly from treasury (the “BIPC ATM”) until the BIPC ATM expires on February 28, 2027 (or is earlier terminated). Under the BIPC ATM, exchangeable shares may be sold to the public from time to time at prevailing market prices through the TSX, NYSE or any other marketplace in Canada or the United States where the exchangeable shares may be traded. Brookfield Infrastructure intends to use the net proceeds from the BIPC ATM, if any, to facilitate repurchases by the partnership of its units under its normal course issuer bid (subject to compliance with applicable securities laws) and for general corporate purposes. During the year-ended December 31, 2025, BIPC issued 833,272 exchangeable shares under the BIPC ATM, and an equivalent number of partnership units were repurchased by Brookfield Infrastructure. The issuances were completed on the TSX and NYSE at average prices of C$63.78 and US$45.86, respectively, per exchangeable share, for aggregate gross proceeds of $38 million. Net proceeds from the issuance also rounded to $38 million, after deducting agent commission costs of $0.4 million.
During the year ended December 31, 2025, our shareholders exchanged 45,782 exchangeable shares for an equal number of partnership units. As at December 31, 2025, the exchangeable and class B shares were remeasured to reflect the NYSE closing price of one unit, $34.74 per share. Remeasurement gains or losses associated with these shares are recorded in the Consolidated Statements of Operating Results.
Our company declared and paid dividends of $228 million on its exchangeable and class A.2 shares outstanding during the year ended December 31, 2025 (2024: $213 million, 2023: $178 million). Dividends paid on exchangeable and class A.2 shares are presented as interest expense in the Consolidated Statements of Operating Results.
The following table provides a continuity schedule of outstanding exchangeable shares, class A.2 shares, class B shares, and class C shares along with our corresponding liability and remeasurement gains and losses. Exchangeable shares prior to the Arrangement refer to the exchangeable shares of BIHC, whereas exchangeable shares post the Arrangement refer to the exchangeable shares of our company.

	Exchangeable shares outstanding (Shares)	Class A.2 shares outstanding (Shares)	BIHC Class B shares outstanding (Shares)	Class C shares outstanding (Shares)(1)	Shares classified as financial liability (US$ Millions)
Balance at January 1, 2024	131,872,066	—	2	—	$4,153
Share issuance - BIPC Exchangeable LP Unit exchanges	199,066	—	—	—	6
Shares exchanged to units	(19,223)	—	—	—	—
Arrangement/reorganization(2)	(13,012,789)	13,012,789	1	11,117,660	8
Remeasurement of liability	—	—	—	—	477
Balance at December 31, 2024	119,039,120	13,012,789	3	11,117,660	$4,644
Share issuance(3)	833,272	—	—	—	$38
Share issuance - BIPC Exchangeable LP Unit exchanges	155,557	—	—	—	7
Shares exchanged to units	(45,782)	—	—	—	(1)
Remeasurement of liability	—	—	—	—	441
Balance at December 31, 2025	119,982,167	13,012,789	3	11,117,660	$5,129

(1)     Prior to the Arrangement, class C shares were classified as financial liabilities due to their cash redemption feature. As discussed in Note 1(c)(ii), Organization and Description of our Company, the class C shares met certain qualifying criteria and were presented as equity. See Note 19, Equity. Following the Arrangement and upon consolidation of BIHC into our company, the class C shares are presented as financial liabilities.
(2)     The class C shares were remeasured to reflect the NYSE closing price of one unit, $32.00 per share, as of the Arrangement. Following the Arrangement, a $348 million return of capital was issued to the class C shareholders.
(3)     During the year-ended December 31, 2025, our company issued 833,272 exchangeable shares under the BIPC ATM, and an equivalent number of partnership units were repurchased by Brookfield Infrastructure.
Similar to exchangeable shares, class B shares are classified as liabilities due to their cash redemption feature. However, class B shares, the most subordinated class of all common shares, meet certain qualifying criteria and are presented as equity instruments given the narrow scope presentation exceptions existing in IAS 32. Refer to Note 19, Equity, for further details related to class B shares.